                                                                   EXHIBIT 10.5




                           SECURITY AGREEMENT-PLEDGE
                  (STOCK OF DOMESTIC AND FOREIGN SUBSIDIARIES
                        OF ___________________________)


         This Security Agreement-Pledge is entered into as of the 2nd day of June, 1997, by ___________________________, a _______ corporation (herein called "Pledgor"), whose address is __________________________________________,
_______________, in favor of WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Agent (herein called "Secured Party") for the Banks from time to time a party to the Loan Agreement (as hereinafter defined), whose address is 1000 Louisiana, Houston, Texas 77002 (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Third Amended and Restated Loan Agreement dated as of June 20, 1997 between Dailey Petroleum Services Corp., a Delaware corporation ("Borrower"), and Secured Party and the Banks from time to time a party thereto (the Third Amended and Restated Loan Agreement as it may be amended, modified or restated from time to time and at any time being herein referred to as the "Loan Agreement").

         SECTION 1. SECURITY INTEREST. For value received, the receipt and sufficiency of which is hereby acknowledged including, without limitation, the agreement by Secured Party and the Banks, or any one of them, to extend and continue to extend certain credit and financial accommodations to Borrower, Pledgor has granted and does hereby grant to Secured Party on behalf and for the ratable benefit of the Banks a security interest in and pledge of, and agrees and acknowledges that Secured Party has and shall continue to have a security interest in and pledge of, the following described property (herein called the "Collateral"), to-wit:

         All of the stock in all of Pledgor's subsidiaries listed on Exhibit "A" hereto attached and hereby made a part hereof.

together with all moneys, income, proceeds and benefits attributable or accruing to such property including, but not limited to, all stock rights, rights to subscribe, cash dividends, liquidating dividends, stock dividends, dividends paid in stock, new securities or other properties or benefits to which Pledgor is or may hereafter become entitled to receive on account of such property, and in the event that Pledgor shall receive any of such, Pledgor shall hold the same as Trustee for Secured Party and will immediately deliver the same to Secured Party to be held hereunder in the same manner as the property specifically described above is held hereunder. All of the property in which Secured Party is hereby granted a security interest shall herein sometimes be called the "Collateral" or the "Pledged Securities". Pledgor agrees to execute such stock powers, endorse such instruments, execute such additional pledge agreements or other documents as may be required by Secured Party in order to effectively grant to Secured Party the security interest in the Collateral.

         As additional security for payment of the Obligations (as hereinafter defined), Pledgor hereby grants to Secured Party a security interest in and to, and a contractual pledge and assignment of, any and all moneys, property, accounts, securities, documents, chattel paper, claims, demands, instruments, items or deposits of Pledgor, now or hereafter coming within Secured Party's custody or control, including, by way of example and not of limitation, all certificates of deposit and other depository accounts, whether such have matured or the exercise of Secured Party's rights hereunder results in loss of interest or
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other penalty on such deposits.  Without prior notice to or demand upon
Pledgor, Secured Party may exercise its rights hereunder, as well as other rights and remedies at law and equity (all of which are cumulative), at any time when an Event of Default (as hereinafter defined) has occurred and is continuing.

         SECTION 2. OBLIGATIONS. The pledge and security interest granted hereby is to secure the punctual payment and performance of (i) the Revolving Credit Notes, and any and all extensions, renewals, modifications, increases and rearrangements thereof, (ii) all reimbursement obligations now existing or hereafter arising with respect to Letters of Credit issued by the Issuing Bank for the account of Borrower in accordance with the Loan Agreement, (iii) the Term Notes, and any and all extensions, renewals, modifications, increases and rearrangements thereof, (iv) the obligations of Pledgor and/or Borrower to Secured Party and the Banks, or any one of them (including without limitation the Issuing Bank), under the Loan Agreement and the other Loan Documents and any and all amendments, supplements, modifications and restatements thereof and thereto, and (v) any and all other indebtedness, liabilities and obligations whatsoever of Pledgor and/or Borrower to Secured Party and the Banks, or any one of them, whether direct or indirect, absolute or contingent, primary or secondary, due or to become due and whether now existing or hereafter arising, whether joint or several, or joint and several as created and evidenced by, and arising under, the Loan Agreement and the Notes, and the other Loan Documents, and all renewals, extensions, increases, and rearrangements of such indebtedness, obligations or liabilities, including any and all amounts owing or which may hereafter become owing thereon or in connection therewith, including, without limitation, any and all amounts of principal, interest, attorneys' fees, costs of collection and other amounts owing thereunder (all of which are herein separately and collectively referred to as the "Obligations"). Pledgor acknowledges that the security interest hereby granted shall secure all future advances as well as any and all other indebtedness, liabilities, and obligations of Pledgor and/or Borrower to Secured Party and the Banks, or any one of them, whether now in existence or hereafter arising.

         SECTION 3. WARRANTIES AND COVENANTS OF PLEDGOR. Pledgor hereby represents, warrants, covenants and agrees that:

                 A. Except for the security interest granted hereby, Pledgor is the legal and beneficial owner of the Collateral free of any adverse claim, lien, mortgage, pledge, security interest or other encumbrance, or right or option on the part of any third party to purchase or otherwise acquire the Collateral or any part thereof; and Pledgor will defend the Collateral against all claims and demands of all parties at any time claiming the same or an interest therein;

                 B. The pledge of the Collateral pursuant to this Agreement and the performance of the actions required to perfect such security interests creates a valid and perfected first priority security interest in the Collateral and the proceeds thereof in favor of Secured Party, securing the payment of the Obligations;

                 C. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body in regard to the Pledgor is required (i) for the pledge by Pledgor of the Collateral pursuant to this Agreement or for


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the execution, delivery or performance of this Agreement by Pledgor, or (ii)
for the exercise by Secured Party of the rights provided in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except the performance of the actions required to perfect such security interests;

                 D. No part of the proceeds received by Pledgor from the Loans made under the Loan Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying, or for payment in full or in part of indebtedness which was incurred for the purpose of purchasing or carrying, any "margin stock," as such term is defined in Regulation U of the Federal Reserve Board. No part of the proceeds received by Pledgor from the loans made under the Loan Agreement will be used for any purpose which violates Regulation X of the Federal Reserve Board;

                 E. The Pledged Securities constituting stock are duly authorized, validly issued, fully paid and non-assessable, and none of such shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject. There are no options, warrants, calls or commitments of any character relating to the Pledged Securities;

                 F. The Pledged Securities constituting stock constitute 100% of the issued and outstanding shares of common stock of the Subsidiaries of the Pledgor now owned by the Pledgor. Pledgor agrees that it will (i) to the best of its ability, cause its Subsidiaries not to issue any stock, other securities or other ownership interest in addition to or in substitution for the shares of stock comprising Pledged Securities, except to the Secured Party,
(ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, other securities or other ownership interests of each issuer of Pledged Securities, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock, other securities, or other ownership interests of any entity which, after the date of this Agreement, becomes a Subsidiary of Pledgor;

                 G. Except as provided under Section 3.M below, Pledgor will not sell or offer to sell or otherwise transfer, pledge, mortgage, hypothecate, dispose of or encumber the Collateral or any interest therein without the prior written consent of Secured Party;

                 H. Pledgor will keep the Collateral free from any and all adverse liens, mortgages, pledges, claims, security interests and other encumbrances;

                 I. Pledgor will pay to Secured Party all expenses and expenditures, including reasonable attorney's fees and legal expenses, incurred or paid by Secured Party in preparation, negotiation, administration or enforcement of this Agreement. Pledgor agrees to pay interest on such amounts at the Default Rate from the date such are incurred by Secured Party until the date same are paid by Pledgor;

                 J. The security interest granted hereby shall in no way be affected by any indulgence or indulgences, extension or extensions, change or changes in the form, evidence, maturity, rate of interest or otherwise of any of the Obligations, nor by want of





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presentment, notice, protest, suit or indulgence upon any of the Obligations, nor shall any release of, or failure to perfect the security interest or lien in, any security for or, of any of the parties liable for, the payment of the Obligations in any manner affect or impair this pledge, and the same shall continue in full force and effect in accordance with the terms hereof until the Obligations have been fully paid;

                 K.       [Intentionally Omitted]

                 L. Secured Party shall have the power to endorse and is hereby appointed Pledgor's agent for the purpose of endorsing in the name of Pledgor any instrument or document constituting Collateral or which may be received in payment or as proceeds of the Collateral;

                 M. In the event Pledgor shall receive any monies, income, interest, cash dividends, liquidating dividends, stock dividends, new securities or other benefits or proceeds attributable or accruing to the Pledgor will hold the same in trust for the benefit of Secured Party and will not commingle the same with any other property or monies of Pledgor and will immediately deliver or otherwise transfer the same to Secured Party in the same form as so received (with any necessary endorsement) to be held as part of the Collateral provided, however, so long as an Event of Default is then continuing, Pledgor may, free of any lien or security interest created hereby, receive, retain and use all moneys and cash dividends as it would any other cash payment it otherwise receives;

                 N. Secured Party shall never be liable for its failure to give notice to Pledgor of default in the payment of or upon the Collateral. Secured Party shall have no duty to fix or preserve rights against prior parties to the Collateral, which Pledgor hereby assumes to do, and shall never be liable for its failure to use diligence to collect any amount payable in respect to the Collateral, but shall be liable only to account to Pledgor for what it may actually collect or receive thereon. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Without limiting the foregoing, it is specifically understood and agreed that Secured Party shall have no responsibility for ascertaining any maturities or similar matters relating to any of the Collateral or for informing Pledgor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). Should Secured Party elect to collect any amounts to which Pledgor is entitled under the Collateral or take any other action to protect or preserve Pledgor's interest therein, Pledgor releases Secured Party from any claim or claims for loss or damage arising from any act or omission in connection therewith;

                 O. Pledgor agrees to pay prior to delinquency all taxes, governmental charges, liens and assessments which, if unpaid, would become a lien against the Collateral, except such as may be contested in good faith and as to which adequate reserves have been provided for the payment thereof if required by generally accepted accounting principles, and upon the failure of the Pledgor to do so Secured Party at its option may pay any of same for the account of Pledgor; and





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                 P.       The representations, warranties and covenants set
forth in this Section 3 shall survive the execution and delivery of this Agreement.

         SECTION 4.       Voting Rights; Dividends, Etc.

                 A. So long as no Event of Default shall have occurred and be continuing and Secured Party shall not have given Pledgor the notice provided for in Section 4.B. hereafter:

                          (i) the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; provided, however, that the Pledgor shall give the Secured Party contemporaneous written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right or power other than with respect to the election of directors and voting with respect to matters in the ordinary course of Pledgor's business; and

                          (ii) the Pledgor shall be entitled to receive and retain any and all ordinary cash dividends and distributions payable on the Collateral, but only as allowed by Section 6.6 of the Loan Agreement, and with the understanding that any and all stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Collateral as a substitute therefor, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer thereof or received in exchange for other Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in redemption of or in exchange for any Collateral (either at maturity, upon call for redemption or otherwise) shall be and become part of the Collateral and, if received by the Pledgor, shall be held in trust for the benefit of the Secured Party and shall forthwith be delivered to the Secured Party or its designated custodian (accompanied by proper instruments of assignment and/or stock powers executed by the Pledgor in accordance with the Secured Party's instructions) to be held as Collateral subject to the terms of this Agreement.

                 B. Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and other consensual rights and powers which it is entitled to exercise pursuant to
Section 4.A.(i) and to receive the dividends and distributions which it is authorized to receive and retain pursuant to Section 4.A.(ii) shall cease upon the giving of notice to such effect by the Secured Party, and all such rights shall thereupon, after the giving of such notice by Secured Party, become vested in the Secured Party who shall, during the continuance of any Event of Default, have the sole and exclusive right and authority to exercise such voting and other consensual rights and powers and to receive and hold as Collateral the dividends and distributions which the Pledgor would otherwise be authorized to retain pursuant to





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Section 4.A.(ii).  Secured Party is hereby granted the right, upon the occurrence and during the continuance of an Event of Default, to transfer the Pledged Securities, or any part thereof, to itself or its nominee. Any and all cash and other property paid over to or received by the Secured Party pursuant to the provisions of this Subsection B. may be held by the Secured Party as additional security for the Obligations or, at Secured Party's option, be applied to the Obligations, whether or not then due, in such order as Secured Party may elect. If for any reason, any dividend or distribution is received by the Pledgor after the occurrence and during the continuance of an Event of Default and after the giving of notice as provided in this paragraph, such dividend or distribution shall be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor, and be forthwith delivered or otherwise transferred to the Secured Party as collateral in the same form as so received (with any necessary endorsement).

         SECTION 5. Event of Default. For purposes of this Agreement, the terms "Default" and "Event of Default" shall mean a "Default" and an "Event of Default," respectively, as those terms are each defined in the Loan Agreement.

         SECTION 6.  REMEDIES OF SECURED PARTY.

                 A. Upon the happening of any Event of Default specified herein, and at any time thereafter that such Event of Default shall continue, at the option of the holder thereof, all or any part of the Obligations shall become immediately due and payable without presentment, demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, protest, notice of dishonor, or any other notice whatsoever to Pledgor or any person obligated thereon, and, in addition to those rights set forth in Section 4.B. of this Agreement, Secured Party shall have and may exercise with reference to the Collateral and Obligations any and all of the rights and remedies of a secured party under the Uniform Commercial Code as then in effect in the State of Texas, and as otherwise granted herein or under any other applicable law or under any other agreements executed by Pledgor (all of which rights and remedies shall be cumulative), including, without limitation, the right to sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash or on credit, or for future delivery without assumption of any credit risk, and at such price or prices as Secured Party may deem satisfactory. Any holder of the Obligations may be the purchaser of all or any part of the Collateral so sold at any public sale (or if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same absolutely, free from any right or claim or right of whatever kind. Secured Party is hereby authorized at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Pledged Securities to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Pledged Securities. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatever kind. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Pledgor notice of such sale at least ten (10) days before the date fixed for such sale (which Pledgor agrees is reasonable notice within the meaning of





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Section 9.504(c) of the Texas Business and Commerce Code, as in effect on the date of execution hereof). Such notice, in the case of a public sale, shall state the time and place fixed for such sale, and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the purchase price is paid by the purchaser thereof, but Secured Party shall not incur any liability due to any failure of such purchaser to take up and pay for the Collateral so sold and, upon such failure, such Collateral may again be sold upon like notice. Instead of exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit or suits at law or in equity to foreclose the security interests herein granted and sell the Collateral, or any part thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                 B. If Secured Party shall determine to exercise its right to sell all or any part of the Collateral and if in the opinion of counsel to Secured Party it is advisable to have the Collateral or the portion thereof to be sold registered under the provisions of the Securities Act of 1933 (the "Act"), Pledgor hereby agrees, at its own cost and expense (i) to execute and deliver, and to use its best efforts to cause each corporation whose securities are to be sold and its directors and officers to execute and deliver, all such instruments and documents, and to do or cause to be done all other such acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register the Collateral, or the portion thereof to be sold, under the provisions of the Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make or cause to be made all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Act and the rules and regulations of the Securities and Exchange Commission applicable thereto, (ii) to use its best efforts to cause the corporation whose securities are to be sold to agree to make, and to make available to its security holders as soon as practicable, an earnings statement (which need not be audited) covering a period of at least 12 months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of
Section 11(a) of the Act, (iii) to use its best efforts to qualify the Collateral under state Blue Sky or securities laws and to obtain the approval of any governmental authorities for the sale of the Collateral, as requested by Secured Party and (iv) at the request of Secured Party, to indemnify and hold harmless Secured Party, the holder or holders of the Obligations and any underwriters, including any person controlling any of the foregoing, from and against any loss, liability, claim, damage and expense, including reasonable attorneys' fees incurred in connection therewith, under the Act or otherwise insofar as





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
such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or prospectus or in any preliminary prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of Secured Party, the holder or holders of the Obligations or any underwriters, including any person controlling any of the foregoing; provided, however, that Pledgor shall not be liable in any case to the extent that any such loss, liability, claim, damage or expense arises out of or is based on an untrue statement or alleged untrue statement or an omission or an alleged omission made in reliance upon and in conformity with written information furnished to such corporation by Secured Party, any holder or holder of the Obligations or any underwriter.

                 C. Pledgor recognizes that Secured Party may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Act, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and notwithstanding such circumstances, any such private sales shall be deemed to have been made in a commercially reasonable manner. Secured Party shall be under no obligation to order or permit the Collateral to be sold at a public sale or to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the Act or under applicable state securities laws for public sale under the Act, as amended, even if the issuer would agree to do so.

                 D. Expenses payable by Pledgor in connection with any disposition under the provisions above shall include, but shall not be limited to, all costs of a registration under the Act of any Pledged Securities or of sale of any Pledged Securities pursuant to any applicable regulation under the Act, brokers' or underwriters' commissions, fees or discounts, accounting and legal fees, costs of printing and other expenses of transfer and sale. Pledgor agrees to pay to Secured Party on demand following and during the continuance of any Event of Default and in advance of any such registration, sale or other realization on the Pledged Securities, such amount which, in the estimation of counsel to Secured Party, will cover all of such costs and expenses described above, and all other costs and expenses of enforcing the Obligations and of realizing on the Pledged Securities, including reasonable attorneys' fees and legal expenses.

                 E. Proceeds received by Secured Party from disposition of the Collateral, or any portion thereof, shall be applied toward Secured Party's expenses and other Obligations in such order or manner as Secured Party may elect. Pledgor shall be entitled to any surplus if one results after lawful application of the proceeds. Pledgor shall remain liable for any deficiency.

                 F. Pledgor hereby appoints, effective upon the occurrence of any Event of Default and thereafter, so long as such Event of Default continues, Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party's discretion to take any





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
action and to execute any instrument which Secured Party in its reasonable determination may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral, or any part thereof, and to give full discharge for the same, and to vote any and all Pledged Securities at any regular or special meeting of shareholders, as Secured Party may elect. It is hereby recognized that the power of attorney granted herein is coupled with an interest and shall not be revocable. Except to the extent otherwise required by applicable law, Secured Party shall not be obligated or be deemed to assume any duty or responsibility with respect to any or all of the Collateral of any nature or kind whatsoever, other than the physical custody thereof.

                 G. The rights, powers and remedies given to Secured Party by this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable statute or rule of law. Secured Party may exercise any banker's lien or right of setoff with respect to the Obligations of Pledgor in the same manner as if such Obligations were unsecured. Any forbearance or failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof.

         SECTION 7.  MISCELLANEOUS.

                 A. No delay or omission on the part of Secured Party in exercising any rights hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

                 B. It is the intention of the parties hereto to comply strictly with applicable usury laws; accordingly, notwithstanding any provision to the contrary in this Agreement, the Loan Agreement, the Revolving Credit Notes, the Term Notes, the other Loan Documents or in any of the documents securing the payment thereof or otherwise relating thereto, in no event shall this Agreement or such instruments or documents require or permit the payment, charging, taking, reserving, or receiving of any sums constituting interest under applicable laws which exceed the maximum amount permitted by such laws. If any such excess interest is contracted for, charged, taken, reserved, or received in connection with any loan evidenced by the Loan Agreement, the Revolving Credit Notes, the Term Notes, the other Loan Documents or in any of the documents securing the payment thereof or otherwise relating thereto, or in any communication by the Secured Party or any other Person to the Pledgor or any other Person, or in the event all or part of the principal or interest under, the Loan Agreement, the Revolving Credit Notes, the Term Notes, the other Loan Documents, or in any of the documents securing the payment thereof or otherwise relating thereto shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved, or received on the amount of principal actually outstanding from time to time under the Revolving Credit Notes or the Term Notes shall exceed the maximum amount of interest permitted by applicable usury laws, then in any such event it is agreed as follows: (i) the provisions of this paragraph shall





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
govern and control, (ii) any such excess shall be deemed an accidental or bona fide error and canceled automatically to the extent of such excess, and shall not be collected or collectible, (iii) any such excess which is or has been received notwithstanding this paragraph shall be credited against the then unpaid principal balance under the Revolving Credit Notes or the Term Notes, as the case may be, and if the balance is paid, refunded to the Pledgor, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate allowed under applicable laws as construed by courts having jurisdiction hereof or thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved, or received in connection with the Loan Agreement, the Revolving Credit Notes, the Term Notes, the other Loan Documents, or in any of the documents securing the payment thereof or otherwise relating thereto which are made for the purpose of determining whether such rate exceeds the maximum lawful rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of the applicable Loan, including all prior and subsequent renewals and extensions, all interest at any time contracted for, charged, taken, reserved, or received.

                 C. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, proxies, powers of attorney, dividend orders, and other instruments, as Secured Party may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral, or any part thereof, or in order better to assure and confirm to Secured Party its rights, powers and remedies hereunder. Pledgor hereby consents and agrees that the issuers of the Collateral or any registrar or transfer agent or trustees for any of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant to this Agreement, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Pledgor or any other person to any of such issuers or to any such registrar or transfer agent or trustees.

                 D. All rights of Secured Party hereunder shall inure to the benefit of its successors and permitted assigns, and all obligations of Pledgor shall bind its successors or assigns. The rights and remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided herein shall not be construed as a waiver of any of the other remedies of Secured Party.

                 E. The security interest hereby granted and all the terms and provisions hereof shall be deemed a continuing security interest and shall continue in full force and effect, and all the terms and provisions hereof shall remain effective as between the parties, until the first to occur of the following: (i) the expiration of four years from the date of payment of Pledgor's last obligation to Secured Party or (ii) the repayment by Pledgor of all Obligations and the receipt, acceptance and acknowledgment by Secured Party of written notice from Pledgor of revocation of the terms and provisions hereof.

                 F. This Agreement and the security interest herein granted are in addition to, and not in substitution, novation or discharge of, any and all prior or contemporaneous security agreements and security interests in favor of Secured Party or assigned to Secured Party by Pledgor. All rights, powers and remedies of Secured Party in all such security agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

                 G. Any provision of this Agreement found to be invalid under the laws of the State of Texas, or any other state having jurisdiction or other applicable law, shall be invalid only with respect to the offending provision. All words used herein shall be construed of such gender or number as the circumstances require. The laws of the State of Texas and, as applicable, the laws of the United States of America, shall govern this Agreement, its construction, interpretation and enforcement.

                 H. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

                 I.       Arbitration.

                 (a) Arbitration. Upon the demand of any party, any Dispute shall be resolved by binding arbitration (except as set forth in (e) below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, any of the Loan Documents, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the Loan Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

                 (b) Governing Rules. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Loan Documents. The arbitration shall be conducted at a location in Texas selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. Section 91 or any similar applicable state law.

                 (c) No Waiver; Provisional Remedies, Self-Help and Foreclosure. No provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.

                 (d) Arbitrator Qualifications and Powers; Awards. Arbitrators must be active members of the Texas State Bar with expertise in the substantive laws applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the state of Texas, (ii) may grant any remedy or relief that a court of the state of Texas could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

                 (e) Judicial Review. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the state of Texas, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the state of Texas. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the state of Texas.

                 (f) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

                 J. The Debtor hereby waives all rights to receive from the Banks a copy of any Financing Statement or Financing Change Statement filed, or any Verification Statement received, at any time in respect of this Agreement.

                 K. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT, AND ALL OTHER DOCUMENTS EXECUTED BY PLEDGOR IN CONNECTION WITH THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date set forth above.

                                        ___________________________


                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:

                                                         - PLEDGOR -



Exhibit A - Collateral





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